          SECURITIES AND EXCHANGE COMMISSION

                WASHINGTON, D.C.  20549


                       FORM 8-K


                    CURRENT REPORT
        PURSUANT TO SECTIONS 13 OR 15(D) OF THE
           SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)
                                       January 25, 1999




                        CONECTIV
  (Exact Name of Registrant as Specified in Charter)


      Delaware             1-13895        51-0377417
(State or other         (Commission      (IRS Employer
Jurisdiction of          File Number)    Identification
Incorporation)                            No.)



800 King Street, P.O. Box 231, Wilmington, Delaware 19899
(Address of Principal Executive Offices)           (Zip Code)



Registrant's Telephone Number, Including Area Code  (302) 429-3114



                            None

(Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

     As previously noted in the Company's Form 10-Q for the quarters ending March 31, June 30 and September 30,
1998, the Company is in transition caused by electric utility restructuring in New Jersey, Delaware, Maryland and elsewhere in the region served by Conectiv.
Legislation (House Bill No. 570) providing the
Company's Delaware retail customers with the ability to choose their electric supplier beginning in July 1999 was passed by the Delaware House of Representatives on June 2, 1998. On June 30, 1998, however, the Delaware
General Assembly adjourned without a Senate vote on House Bill No. 570, delaying consideration of Delaware restructuring legislation until 1999.

     The Alliance for Fair Electric Competition Today, which includes the Company, worked with Delaware executive branch representatives and representatives of the Delaware Public Service Commission ("DPSC") staff to develop consensus restructuring legislation for passage early in 1999. On January 19, 1999, consensus legislation, House Bill No. 10, was introduced in the Delaware General Assembly and was reported out of the appropriate House Committee on January 20, 1999.

     House Bill No. 10 would allow the Company's
Delaware customers to choose their electricity suppliers beginning on October 1, 1999 (for customers with peak demands of 1000 kW or more), January 15, 2000 (for customers with peak demands of 300 kW or more), and 18 months after the legislation is enacted
(for all other customers). House Bill No. 10 also provides for a residential rate reduction of 7.5% beginning October 1, 1999. Thereafter, except for a deferred fuel balance "true-up" and increases for extraordinary costs, residential rates may not be changed for four years; and rates for customers in commercial and industrial rate classes may not be changed for three years. Under House Bill No. 10, certain low-income energy assistance and environmental programs are funded at an annual level of about $1.6 million by a charge in electric rates.

     Among other matters, unbundled rates to be charged by the Company during these "rate freeze" periods have been agreed upon by the DPSC in a restructuring plan proceeding contemplated by House Bill No. 10. In addition, House Bill No. 10 gives the DPSC authority to establish a variety of consumer protection measures, including electricity supplier licensing regulations.




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     The Company is reviewing the financial impact on
the Company of the enactment of House Bill No. 10 in its present form. The Company is unable to predict the financial impact of restructuring on the Company because of market conditions, timing and other factors associated with restructuring in New Jersey, Delaware , Maryland and other states.














































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                       SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Conectiv
                                   (Registrant)


Date:  January 25, 1999          /s/ L.M. Walters
                                    Treasurer









































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                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Conectiv
                                   (Registrant)


Date:  January 25, 1999           L.M. Walters
                                    Treasurer






































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